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                                                                   EXHIBIT 10.18

                    AMENDMENT TO LOAN AND SECURITY AGREEMENT

         THIS AMENDMENT, made this 24th day of May, 1999, is by and among NationsBank, N.A., a national banking association and the successor to NationsBank of Tennessee, N.A. (the "Bank"), ARC Kentucky, LLC, a Tennessee limited liability company (the "Kentucky Borrower") and Ambulatory Resource Centres, Inc., a Tennessee corporation (the "Guarantor").

                                    RECITALS

         Bank has previously made a loan to the Kentucky Borrower, an Affiliate of Guarantor, pursuant to a Loan and Security Agreement dated November 16, 1998 (the "Loan Agreement"). Capitalized terms not otherwise defined in this Amendment shall have the meaning provided in the Loan Agreement. The Guarantor has requested that the Bank make an additional loan to another of its Affiliates. The Bank is willing to make such additional loan, subject, among other things, to the execution of this Amendment.

         NOW, THEREFORE, the parties to this Amendment hereby amend the Loan Agreement as follows:

1. Amendment to Definitions. The definition of "Loan Termination Date" is hereby deleted in its entirety and replaced with the following:

         "LOAN TERMINATION DATE" means November 15, 2001.

2. Amendment to 6.15. Paragraph 6.15(f) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

         (f) At all times, the Shareholder's Equity of Guarantor, calculated on a consolidated basis, shall be greater than $15,000,000 plus the aggregate amount of any new equity raised by Guarantor after the date hereof.

3. Ratification. Borrower and Guarantor, jointly and severally, hereby restate and ratify, as of the date hereof, all the representations, warranties and covenants contained in the Loan Agreement, confirm that the terms and conditions of the Loan Agreement, as amended hereby, remain in full force and effect, and agree that the provisions of Section 9 of the Loan Agreement shall govern the Loan Agreement and this Amendment.


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         IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement as of the day and year first above written.


NATIONSBANK, N.A.                              ARC KENTUCKY, LLC

BY:                                            BY:
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TITLE:                                         TITLE:
       ----------------------------                   --------------------------



                                               AMBULATORY RESOURCE CENTRES, INC.

                                               BY:
                                                   -----------------------------

                                               TITLE:
                                                      --------------------------


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